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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 16, 2002

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                                AQUASEARCH, INC.
             (Exact name of Registrant as specified in its charter)

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    COLORADO                        33-23460-LA            33-0034535
(State or other jurisdiction      (Commission File        (IRS Employer
of incorporation or organization)    Number)           Identification Number)


                   73-4460 QUEEN KA'AHUMANU HIGHWAY, SUITE 110
                            KAILUA-KONA, HAWAII 96740
                    (Address of principal executive offices)

                                 (808) 326-9301
              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

By letter dated January 16, 2002, Registrant's Board of Directors notified its principal independent accountant Ernst & Young LLP ("E&Y") that the Board had decided to terminate Registrant's relationship with E&Y.

In the past two fiscal years, E&Y issued reports that contained a qualification as to the Company's ability to continue as a going concern.

In the past two fiscal years and subsequent interim periods, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter in the accountants' report.

On January 16, 2002, the Registrant retained the accounting firm of Buttke Bersch & Wanzek, PC to perform its year-end audit.

There were no consultations with the newly engaged accountant on any matter during the past two fiscal years and subsequent interim periods prior to engagement.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


16.1 Letter regarding change in certifying accountant. E&Y letter dated January 24, 2002
16.2 Letter regarding change in certifying accountant. Registrant's letter dated January 16, 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AQUASEARCH, INC.

Dated:  January 24, 2002              By: /s/ Harry Dougherty
                                      -----------------------------
                                      Harry Dougherty
                                      Interim President and
                                      Chief Executive Officer






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